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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Affiliated Managers Group, Inc. (the "Company") for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Sean M. Healey, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2012

By:	/s/ SEAN M. HEALEY Sean M. Healey Chief Executive Officer

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  Exhibit 32.1